AUGUST 2021 STOCK REDEMPTION	9 Months Ended
Dec. 31, 2023
August 2021 Stock Redemption
AUGUST 2021 STOCK REDEMPTION

NOTE 14 - AUGUST 2021 STOCK REDEMPTION

On August 5, 2021, the Company entered into the Redemption Agreement with koncepts and Treasure Green (former majority shareholders), pursuant to which the Company redeemed 654,105 shares of common stock of the Company. The closing of the transaction set forth in the Redemption Agreement took place on August 10, 2021, at which time the Redeemed Shares were assigned and transferred back to the Company in consideration of a payment by the Company of approximately $7.2 million to koncepts and Treasure Green. The Redeemed Shares were retired and returned to the unissued authorized capital of the Company. Pursuant to the Redemption Agreement, neither koncepts nor Treasure Green remained stockholders of the Company.